Organization and nature of operations	12 Months Ended
Dec. 31, 2015
Organization and nature of operations [Abstract]
Organization and nature of operations
1.	Organization and nature of operations

Xunlei Limited, previously known as Giganology Limited, (the “Company”) was incorporated under the law of the Cayman Islands (“Cayman”) as a limited liability company on February 3, 2005. The accompanying consolidated financial statements include the financial statements of the Company, its subsidiaries, its variable interest entity (“VIE”) and the VIE's subsidiaries (collectively referred to as the “Group”) as follows:

Name of entities	Place of incorporation	Date of incorporation	Relationship	% of direct or indirect economic ownership	Principal activities

Shenzhen Xunlei Networking Technologies, Co., Ltd (“Shenzhen Xunlei”).	China	January 2003	VIE	100%	Development of software, provision of online and related advertising, membership subscription and online game services; as well as sales of software licenses

Giganology (Shenzhen) Co. Ltd (“Giganology Shenzhen”)..	China	June 2005	Subsidiary	100%	Development of computer software and provision of information technology services to related companies

Shenzhen Fengdong Networking Technologies, Co., Ltd (“Fengdong”)	China	December 2005	VIE's subsidiary	100%	Development of software for related companies

Shenzhen Xunlei Kankan Information Technologies Co., Ltd (formerly known as “155 Networking (Shenzhen) Co., Ltd”).	China	August 2008	VIE's subsidiary	100%	Development of software for related companies (note a)

Xunlei Software (Beijing) Co., Ltd (“Xunlei Beijing”).	China	June 2009	VIE's subsidiary	100%	Development of software for related companies

Xunlei Software (Shenzhen) Co., Ltd (“Xunlei Software”).	China	January 2010	VIE's subsidiary	100%	Provision of software technology development for related companies

Xunlei Software (Nanjing) Co., Ltd (“Xunlei Nanjing”)	China	January 2010	VIE's subsidiary	100%	Development of computer software and online games for related companies and provision of advertising services (note b)

Xunlei Games Development (Shenzhen) Co., Ltd.	China	February 2010	VIE's subsidiary	70%	Development of online game and computer software for related companies and provision of advertising services

Xunlei Network Technologies Limited (“Xunlei BVI”)	British Virgin Islands	February 2011	Subsidiary	100%	Holding company

Xunlei Network Technologies Limited (“Xunlei HK”)	Hongkong	March 2011	Subsidiary	100%	Development computer software of related companies and provision of advertising services

Xunlei Computer (Shenzhen) Co., Ltd (“Xunlei Computer”)	China	November 2011	Subsidiary	100%	Development of computer software and provision of information technology services to related companies

Shenzhen Onething Technologies Co., Ltd (“One Thing”)	China	September 2013	VIE's subsidiary	100%	Development of computer software and provision of information technology services to related companies

Wangxin Century Technologies (Beijing) Co., Ltd ("Beijin Wangxin")	China	October 2015	VIE's subsidiary	100%	Development of computer software and provision of information technology services

Note a:	Xunlei Kankan was disposed in 2015, see note 3 for further discussion.

Note b:	In January 2011, the equity owners of Xunlei Nanjing resolved to liquidate the entity. In May 2012, Xunlei Nanjing was approved to be de-registered by the relevant government authorities. There was no significant financial impact to the consolidated financial statements of the Group.

Note c:	The English names of the PRC companies represent management's translation of the Chinese names of these companies as these companies have not adopted formal English names.

The Group engages primarily in the provision of online advertising services on its websites, premium downloading services to its members and online game platforms for game developers and users.

To comply with PRC laws and regulations that prohibit or restrict foreign ownership of companies that provide online advertising services, operate online games, and hold Internet Content Provider (‘‘ICP'') license, the company conducts its business through Shenzhen Xunlei, its consolidated VIE.

Through the various agreements enacted among the Company, Giganology Shenzhen, a wholly owned subsidiary of the Company, Shenzhen Xunlei and legal shareholders of Shenzhen Xunlei (the “Restructuring”), the Company received all of the economic benefits and residual interest and absorbed all of the risks and expected losses from Shenzhen Xunlei.

Details of certain key agreements with the VIE are as follows:

—Loan Agreements between Giganology Shenzhen and the shareholders of Shenzhen Xunlei—Giganology Shenzhen provided interest-free loans of RMB 9 million to the shareholders of Shenzhen Xunlei for them to make contributions as registered capital into Shenzhen Xunlei. The term of these agreements last for two years from the date it was signed, and will be automatically extended afterwards on a yearly basis until each shareholder of Shenzhen Xunlei has repaid the loans in its entirety in accordance with the loan agreement. The shareholders would not be allowed to transfer their interests in Shenzhen Xunlei without prior consent of Giganology Shenzhen. According to the loan agreements, the loans can only be repaid in the form of common shares of Shenzhen Xunlei. At any time during the term of the loan agreements, Giganology Shenzhen may, at their sole discretion, requires any of the shareholders of Shenzhen Xunlei to repay all or any portion of their outstanding loan under the agreement.

Under a separate loan agreement between Giganology Shenzhen and Mr. Sean Shenglong Zou as a shareholder of Shenzhen Xunlei, Giganology Shenzhen made an additional interest-free loan of RMB20 million to Mr. Sean Shenglong Zou, the entire amount of which was contributed to the registered capital of Shenzhen Xunlei, increasing the registered capital of Shenzhen Xunlei to RMB30 million. The term of this agreement last for two years from the date it was signed, and will be automatically extended afterwards on a yearly basis until Mr. Zou has repaid the loan in its entirety in accordance with the loan agreement. This loan will be deemed to be repaid when all equity interest held by the shareholders in Shenzhen Xunlei has been transferred to Giganology Shenzhen or its designated parties. At any time during the term of this loan agreement, the Company may, at their sole discretion, require all or any portion of the outstanding loan under the agreement to be repaid.

—Business Operation Agreements between Giganology Shenzhen and Shenzhen Xunlei—Under these agreements, Giganology Shenzhen has the rights to direct the operating activities of Shenzhen Xunlei, including the appointment of senior management. The shareholders of Shenzhen Xunlei also transferred all their shareholders' rights to Giganology Shenzhen. The term of this agreement will expire in 2016 and may be extended with Giganology Shenzhen's confirmation prior to the expiration date. For instance, in May 2011, Shenzhen Xunlei sought and obtained consent from Giganology Shenzhen and the Company to increase its registered capital by RMB20 million and to revise its articles of association accordingly. The term of this agreement will expire on November 15, 2016, and will be renewed before the expiration according to the requirement of the WFOE (i.e. primary beneficiary of the VIE), as contemplated in the original terms of the VIE arrangements.

—Equity Pledge Agreement between Giganology Shenzhen and the shareholders of Shenzhen Xunlei—Under this agreement, the shareholders of Shenzhen Xunlei pledged all of their equity interests in Shenzhen Xunlei to Giganology Shenzhen. If Shenzhen Xunlei and/or its shareholders breach their contractual obligations under this agreement, Giganology Shenzhen, as pledgee, will be entitled to certain rights, including the right to sell the pledged equity interests.

—Power of Attorney—Each shareholder of Shenzhen Xunlei appointed Giganology Shenzhen as its attorney-in-fact to exercise their shareholders' rights in Shenzhen Xunlei, including shareholders' voting rights. Each power of attorney will remain in force for 10 years unless the business operation agreement among Giganology Shenzhen, Shenzhen Xunlei and the shareholders of Shenzhen Xunlei is terminated in advance. This period may be extended at Giganology Shenzhen's discretion.

—Service Agreements between Giganology Shenzhen and Shenzhen Xunlei—Under various service agreements, Giganology Shenzhen will provide services including technical support, training, as well as consulting services to Shenzhen Xunlei in exchange for a service fee. These service agreements include the Exclusive Technology Support and Services Agreement, the Exclusive Technology Consulting and Training Agreement and the Software and Proprietary Technology License Contract. Giganology Shenzhen is entitled to service fees equal to 20%, 20% and 40% of the pre-tax operating profit of Shenzhen Xunlei according to the terms and provisions of these agreements, respectively (in aggregate 80% of pre-tax operating profit of Shenzhen Xunlei). In addition, these agreements also allow both parties to review and adjust the above mentioned percentage every six months according to the business operation and income of Shenzhen Xunlei so as to enable Giganology Shenzhen to extract substantially all the after tax operating profit of Shenzhen Xunlei. The amount of service fees payable from Shenzhen Xunlei to Giganology Shenzhen for the years ended December 31, 2013, 2014 and 2015 was USD nil, USD 1,228 thousand and USD 1,235 thousand, respectively.

For the Exclusive Technology Support and Services Agreement and the Exclusive Technology Consulting and Training Agreement, the term of these agreements will expire in 2025 and may be extended with Giganology Shenzhen's written confirmation prior to the expiration date. Giganology Shenzhen is entitled to terminate the agreement at any time by providing 30 days' prior written notice to Shenzhen Xunlei.

For the Proprietary Technology License Contract, the term of this contract will expire in 2022 and may be extended with Giganology Shenzhen's written confirmation prior to the expiration date. Giganology Shenzhen grants Shenzhen Xunlei a non-exclusive and non-transferable right to use Giganology Shenzhen's proprietary technology. Shenzhen Xunlei can only use the proprietary technology to conduct business according to its authorized business scope. Giganology Shenzhen or its designated representative(s) owns the rights to any new technology developed due to implementation of this contract.

—Intellectual Properties Purchase Option Agreement between Giganology Shenzhen and Shenzhen Xunlei. Giganology Shenzhen has an option to acquire Shenzhen Xunlei's intellectual properties at the lowest price permissible by the then-applicable PRC laws and regulation. The term of this contract will expire in 2022 and may be automatically extended for an additional 10 years at Giganology Shenzhen's discretion.

—Call Option Agreement—Giganology Shenzhen has an option to acquire all of the outstanding shares of Shenzhen Xunlei at a purchase price equal to RMB 1 or the lowest price permissible by the then-applicable PRC laws and regulation. The term of the agreement will expire in 2022 and may be extended at Giganology Shenzhen's discretion.

As a result of these agreements (collectively defined as “Structured Service Contracts”), Giganology Shenzhen can exercise effective control over Shenzhen Xunlei, receives all of the economic benefits and residual interest and absorbs all of the risks and expected losses from Shenzhen Xunlei as if it were the sole shareholder, and has an exclusive option to purchase all of the equity interest in Shenzhen Xunlei at a minimal price. Therefore, Giganology Shenzhen is considered the primary beneficiary of Shenzhen Xunlei and accordingly Shenzhen Xunlei's results of operations, assets and liabilities have been consolidated in the Company's financial statements.

On December 24, 2013, for purposes of developing the Group's computer software and information technology capability, Shenzhen Xunlei and Xunlei Computer entered into a technology development and software licenses framework agreement. The term of the agreement is two years from the date of its execution. Under this framework agreement, Xunlei Computer provides Shenzhen Xunlei with technology development services according to Shenzhen Xunlei's business needs. Any new intellectual property resulting from the technology development services is owned by Xunlei Computer, and cannot be substituted or sub-licensed to any third party by Shenzhen Xunlei without the prior written consent of Xunlei Computer. The framework agreement signed between Shenzhen Xunlei and Xunlei Computers does not have an impact on the Structured Services Contracts with Shenzhen Xunlei.

VIE-Related Risks

It is possible that the Group's operation of certain of its operations and businesses through VIEs could be found by PRC authorities to be in violation of PRC law and regulations prohibiting or restricting foreign ownership of companies that engage in such operations and businesses. While the Group's management considers the possibility of such a finding by PRC regulatory authorities under current law and regulations to be remote, on January 19, 2015, the Ministry of Commerce of the PRC, or (the “MOFCOM”) released on its Website for public comment a proposed PRC law (the “Draft FIE Law”) that appears to include VIEs within the scope of entities that could be considered to be foreign invested enterprises (or “FIEs”) that would be subject to restrictions under existing PRC law on foreign investment in certain categories of industry. Specifically, the Draft FIE Law introduces the concept of “actual control” for determining whether an entity is considered to be an FIE. In addition to control through direct or indirect ownership or equity, the Draft FIE Law includes control through contractual arrangements within the definition of “actual control.” If the Draft FIE Law is passed by the People's Congress of the PRC and goes into effect in its current form, these provisions regarding control through contractual arrangements could be construed to reach the Group's VIE arrangements, and as a result the Group's VIEs could become explicitly subject to the current restrictions on foreign investment in certain categories of industry. The Draft FIE Law includes provisions that would exempt from the definition of foreign invested enterprises entities where the ultimate controlling shareholders are either entities organized under PRC law or individuals who are PRC citizens. The Draft FIE Law does not make clear how “control” would be determined for such purpose, and is silent as to what type of enforcement action might be taken against existing VIEs that operate in restricted industries and are not controlled by entities organized under PRC law or individuals who are PRC citizens. If a finding were made by PRC authorities, under existing law and regulations or under the Draft FIE Law if it becomes effective, that the Group's operation of certain of its operations and businesses through VIEs, regulatory authorities with jurisdiction over the licensing and operation of such operations and businesses would have broad discretion in dealing with such a violation, including levying fines, confiscating the Group's income, revoking the business or operating licenses of the affected businesses, requiring the Group to restructure its ownership structure or operations, or requiring the Group to discontinue all or any portion of its operations. Any of these actions could cause significant disruption to the Group's business operations, and have a severe adverse impact on the Group's cash flows, financial position and operating performance.

In addition, it is possible that the contracts among the Group, the Group's VIEs and shareholders of its VIEs would not be enforceable in China if PRC government authorities or courts were to find that such contracts contravene PRC law and regulations or are otherwise not enforceable for public policy reasons. In the event that the Group was unable to enforce these contractual arrangements, the Group would not be able to exert effective control over the affected VIEs. Consequently, such VIE's results of operations, assets and liabilities would not be included in the Group's consolidated financial statements. If such were the case, the Group's cash flows, financial position and operating performance would be severely adversely affected. The Group's contractual arrangements with respect to its consolidated VIEs are approved and in place. The Group's management believes that such contracts are enforceable, and considers the possibility remote that PRC regulatory authorities with jurisdiction over the Group's operations and contractual relationships would find the contracts to be unenforceable.

Initial public offering

The Company completed its initial public offering (“IPO”) on June 24, 2014 on the NASDAQ Global Market and the underwriters subsequently exercised their over-allotment option on June 27, 2014. The Company issued and sold a total of 8,412,250 American Depositary Shares (“ADSs”) pursuant to these transactions. Each ADS represents five common shares. The net proceeds received by the Company, after deducting commissions and offering expenses, amounted to approximately US$ 89,665 thousand. Upon the completion of the IPO, all of the Company's outstanding preferred shares were converted into common shares immediately as of the same date.